UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    March 28, 2006
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                           TD Banknorth Inc.
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         (Exact name of registrant as specified in its charter)


   Delaware                              000-51179                 01-0437984
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine                04112-9540
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01 Entry into a Material Definitive Agreement
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     On March 28, 2006, the Human Resources and Compensation Committee of the Board of Directors of TD Banknorth Inc. authorized the payment of a discretionary cash bonus of $100,000 in both June 2006 and 2007 to John W. Fridlington, Senior Executive Vice President and Chief Lending Officer of TD Banknorth, to reflect the additional duties assumed by him in connection with the recent restructuring of the management of TD Banknorth.



                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          TD BANKNORTH INC.


                           By:  /s/ Peter J. Verrill
                                -------------------------------------
                                Name:  Peter J. Verrill
                                Title: Vice Chair and Chief Operating Officer

Date:  March 30, 2006